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                           J.P. MORGAN MUTUAL FUND SERIES

                         SUPPLEMENT DATED NOVEMBER 17, 2003
                     TO THE PROSPECTUS DATED FEBRUARY 28, 2003
                             AS REVISED OCTOBER 1, 2003


     In the section "How Your Account Works," under the subheading "Buying Fund Shares," in the paragraph relating to fair value, the sixth and seventh sentences are hereby replaced in their entirety with the following:

     "In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate."


                                                                SUP-IFV2PR-1103